                                                              FILE NO. 333-13649
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 7, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED JULY 7, 1997)

                                     PROSPECTUS NUMBER: 1587
                                     DATED: SEPTEMBER 24, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                One Month LIBOR


INDEX MATURITY:           N/A


TRADE DATE:               September 24, 1997


SETTLEMENT DATE:          September 26, 1997


MATURITY DATE:            October 9, 1998


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   -0.050%
                          (minus five bases points)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Monthly


INTEREST PAYMENT DATES:   The 10th of each month commencing November 10th thru maturity,


INITIAL INTEREST RATE:    5.60625%


FORM:                     Book-entry

